Exhibit 10.65

AMENDMENT NO. 3 TO THE

PATRIOT COAL CORPORATION

SUPPLEMENTAL 401(k) RETIREMENT PLAN

WHEREAS, Patriot Coal Corporation (“Company”) previously adopted the Patriot Coal Corporation Supplemental 401(k) Retirement Plan (“Plan”); and

WHEREAS, the Company reserved the right to amend the Plan, by a resolution adopted by action of the Board of Directors of the Company, pursuant to Section 12.1 thereof; and

WHEREAS, the Company has determined that it is necessary and desirable to amend the Plan to suspend matching credits thereunder; and

NOW, THEREFORE, effective as July 1, 2009, the Company amends the Plan by adding the following sentence at the end of Section 4.2:

Notwithstanding anything in the Plan to the contrary, matching credits shall be suspended effective for pay dates on or after July 1, 2009, and no such amounts shall be credited by the Employer with respect to deferrals by Participants attributable to Compensation payable on or after such date.

IN WITNESS WHEREOF, this amendment is hereby executed as of this 15th day of June, 2009.

PATRIOT COAL CORPORATION

By:	/s/ Joseph W. Bean
Joseph W. Bean
Senior Vice President – Law & Administration